Exhibit 32.1

CERTIFICATION PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Aquamer Medical Corp. (the "Company") on Form 10-Q/A for the quarter ending June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edwin A. Reilly, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 24, 2010

/s/ Edwin A. Reilly
Edwin A. Reilly, Chief Executive Officer (Principal Executive Officer)